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                                                                   EXHIBIT 10.40


                             MEADE INSTRUMENTS CORP.
                            1997 STOCK INCENTIVE PLAN
                                AMENDMENT 1999-II


     WHEREAS, Meade Instruments Corp. (the "Corporation") maintains the Meade Instruments Corp. 1997 Stock Incentive Plan, as amended (the "Plan"); and

     WHEREAS, the Board of Directors of the Corporation approved the amendment to the Plan set forth herein;

     NOW, THEREFORE, BE IT RESOLVED, that Section 1.4(b) of the Plan be, and it hereby is, amended to read as follows:

     "(b) Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards (including Incentive Stock Options) granted to Eligible Persons under this Plan shall not exceed 2,000,000 shares (the `Share Limit'). The maximum number of shares of Common Stock that may be delivered under the provisions of Article 8 shall not exceed 150,000 shares. The maximum number of shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall be limited to 350,000 shares. Each of the three foregoing numerical limits shall be subject to adjustment as contemplated by this
     Section 1.4 and Section 6.2."

     RESOLVED FURTHER, that the foregoing Plan amendment shall be effective immediately, subject, however, to stockholder approval of such amendment at the next regularly scheduled meeting of stockholders.

     IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Amendment 1999-II on this 7th day of April, 1999.


                                            MEADE INSTRUMENTS CORP.


                                            By:  /s/ Steven G. Murdock
                                                 -------------------------------
                                            Name: Steven G. Murdock
                                            Its:  President, Chief Operating
                                                  Officer and Secretary